AIG RETIREMENT COMPANY I
Supplement to Prospectus dated October 1, 2007
Science & Technology Fund. Effective October 1, 2008, the Fund’s ability to invest in foreign securities will increase from 30% of net assets to 50% of net assets.
Real Estate Fund. Effective October 1, 2008, the Fund’s name will change to Global Real Estate Fund. There have been no changes to the Fund’s principal investment objective or strategies.
Date:    July 18, 2008